UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2007

GUIDELINE, INC.
(Exact name of registrant as specified in its charter)

New York	0-15152	13-2670985
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 Avenue of the Americas, New York, NY	10011
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 645-4500

____________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On June 28, 2007, Guideline, Inc. (“Guideline”) and infoUSA Inc. (“infoUSA”) issued a joint press release announcing that they have entered into an agreement and plan of merger (the “Merger Agreement”) to provide for the acquisition of Guideline by infoUSA, to be effected by a tender offer for all outstanding Guideline shares, followed by a second-step merger, subject to customary closing conditions.

A copy of the joint press release of Guideline and infoUSA announcing the execution of the Merger Agreement is included herein as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The following Exhibits are filed herewith as a part of this report:

Exhibit	Description
99.1	Joint Press Release issued by Guideline, Inc. and infoUSA Inc. dated June 28, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUIDELINE, INC.

Date: June 28, 2007	By:	/s/ Peter Stone
Name: Peter Stone Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Joint Press Release issued by Guideline, Inc. and infoUSA Inc. dated June 28, 2007.